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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 May 15, 1995
                   -----------------------------------------
               Date of Report (Date of earliest event reported)


                                Comdisco, Inc.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware              1-7725            36-2687938
         ------------------    ----------------  --------------------
     (State of incorporation)    (Commission     (IRS Employer
                                  File No.)       Identification No.)


               6111 North River Road, Rosemont, Illinois  60018
               ------------------------------------------------
             (Address of principal executive offices)  (Zip code)


                                (708) 698-3000
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              Registrant's telephone number, including area code

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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     4.1 Indenture dated as of February 1, 1995 by and between the Company and The Fuji Bank and Trust Company, as Trustee.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMDISCO, INC.


Date:  May 15, 1995           By: /s/ John J. Vosicky
                                  --------------------------
                                  John J. Vosicky, Executive
                                  Vice President/Chief Financial
                                  Officer and Treasurer


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